UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 7, 2005

First Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-22842	43-1654695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 East First Street, Mountain Grove, Missouri		65711
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code	(417) 926-5151

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers.

On September 8, 2005, First Bancshares, Inc. ("Company") issued a press release regarding the resignation of Charles W. Schumacher, President, Chief Executive Officer and a director of the Company and its financial institution subsidiary, First Home Savings Bank ("Bank"), effective immediately. Mr. Stephen H. Romines will serve as the interim President and Chief Executive Officer of the Company and the Bank until a qualified replacement for Mr. Schumacher is found by the Boards of Directors of the Company and the Bank. Mr. Romines is a Director Emeritus of the Company and the Bank, and the former Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. For further information see the Company's press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

        (c)             Exhibits

        99.1          News Release of First Bancshares, Inc. dated September 8, 2005.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2005                                                        FIRST BANCSHARES, INC.

                                                                                                /s/Stephen H. Romines
                                                                                                Stephen H. Romines
                                                                                                Interim President and Chief Executive Officer

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Exhibit 99.1

News Release Dated September 8, 2005

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**FOR IMMEDIATE RELEASE**

FIRST BANCSHARES, INC.
ANNOUNCES RESIGNATION OF SENIOR OFFICER

Mountain Grove, Missouri (September 8, 2005) - First Bancshares, Inc. (Nasdaq - FstBksh: "FBSI") (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that Charles W. Schumacher, President, Chief Executive Officer and a director of the Company and of the Bank has resigned his positions with the Company, the Bank and its affiliated entities effective immediately. A qualified replacement for Mr. Schumacher is being sought by the Boards of Directors of the Company and the Bank. Until a qualified replacement is found, Mr. Stephen H. Romines, a Director Emeritus of the Company and the Bank and the former Chairman of the Board, President and Chief Executive Officer of the Corporation and the Bank, will assume Mr. Schumacher's management duties and responsibilities.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and nine full service branch facilities in Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At June 30, 2005, First Bancshares, Inc. had consolidated total assets of $244.0 million and stockholders' equity of $26.8 million.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact Stephen H. Romines at (417) 926-5151.

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